COLUMBIA FUNDS SERIES TRUST

Columbia Multi-Advisor International Equity Fund

(the “Fund”)

Supplement dated March 28, 2011

to the Fund’s Prospectuses dated July 1, 2010, September 27, 2010 and December 8, 2010, as supplemented

Effective on or about April 11, 2011, the prospectuses of the Fund are modified as described below in connection with changes to the Fund’s principal investment strategies and the hiring of a new sub-adviser.

1.	Principal Investment Strategies. The section of the prospectuses entitled “Columbia Multi-Advisor International Equity Fund – Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including common stock and preferred stock) of established companies located in at least three countries other than the United States, including emerging market countries. The Fund invests in companies that are believed to have the potential for growth or to be undervalued.

The Fund may also invest in derivatives, including futures, forward foreign currency contracts, other types of forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset. The Fund may invest in derivatives to manage the Fund’s overall risk exposure.

The Fund may invest in companies involved in initial public offerings, tender offers, mergers and other corporate restructurings.

Columbia Management Investment Advisers, LLC (the Adviser) serves as the investment manager to the Fund and will attempt to achieve the Fund’s objective by managing a portion of the Fund’s assets (a sleeve) and selecting one or more subadvisers with regional or global investment expertise to manage other sleeves independently of each other and the Adviser. The Adviser may change the target allocations of the sleeves among the Adviser and the subadvisers from time to time and actual allocations of the sleeves may vary from the targeted allocations due to market conditions and investment results. The Adviser monitors the variation between the actual allocations and the targeted allocations and rebalances the allocation periodically. The Adviser is responsible for the oversight of the subadvisers and retains general investment management responsibility for the Fund.

The Fund’s subadvisers are Threadneedle International Limited (Threadneedle) and Marsico Capital Management, LLC (Marsico). The subadvisers and the Adviser use their own methodology for selecting investments.

Adviser

The Adviser will invest its sleeve primarily in companies located in emerging markets, Asia and the Pacific Basin, including Australia, New Zealand and India and other countries within this region.

The Adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing its sleeve. The Adviser considers, among other factors:

•	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value.

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospectus, and the potential for growth and stock appreciation.

•	overall economic and market conditions.

The Adviser may sell a security when the security’s price reaches a target set by the Adviser; if the Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Adviser also seeks to manage the Fund’s overall risk exposure by maintaining the industry, geographic and market capitalization exposure for the Fund within targeted ranges through the allocation to sleeves or the use of derivatives. The Adviser will also actively seek to add value by investing in currencies it believes undervalued.

Threadneedle

Threadneedle, an affiliate of the Adviser, will primarily invest its sleeve in equity securities of European companies that are believed to offer growth potential. For these purposes, Threadneedle considers a company to be located in Europe if it is organized under the laws of a European country and has a principal office in a European country, if it derives at least 50% of its total revenue from businesses in Europe, or if its equity securities are traded principally on a stock exchange in Europe. Although Threadneedle’s sleeve emphasizes investments in developed countries, it may also invest in securities of companies located in developing or emerging markets.

Threadneedle constructs its sleeve by selecting what it considers to be the best stocks in each sector and region. When considering a stock for inclusion in the sleeve, Threadneedle conducts fundamental analysis, and will consider inclusion based on the market and thematic ideas. Because Threadneedle is not tied to any one valuation methodology, or screen, or factor, it may pick a diverse range of stocks for the sleeve. In determining whether to add a security to the sleeve, Threadneedle measures the stocks it analyzes against a number of qualitative and quantitative criteria. Generally, Threadneedle is looking for:

•	a strong management team that has the potential to deliver significant growth;

•	a robust business model for generating profit and a sustainable franchise;

•	a sound financial model, with visible growth and returns, a strong balance sheet and cash flow;

•	upside in a company’s valuation; or

•	the potential for improvement in any of these factors.

A number of factors may prompt Threadneedle to sell securities. A sale may result from a change in the composition of a relevant benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

Marsico

Marsico will invest its sleeve primarily in companies of any size throughout the world that are selected for their long-term growth potential.

Marsico combines “top-down” macroeconomic analysis with “bottom-up” stock selection. As part of its “top-down” investment approach, Marsico generally considers certain macro-economic factors to formulate the backdrop for security selection. These factors may include, without limitation, interest rates, currency movements, inflation, demographics, the regulatory environment, and the global competitive landscape. Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends. As a result of this “top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.

Marsico may reduce or sell the Fund’s investments in portfolio securities if, in the opinion of Marsico, a security’s fundamentals change substantially, its price appreciation leads to substantial overvaluation in relation to Marsico’s estimates of future earnings and cash flow growth, the company appears unlikely to realize its growth potential, more attractive investment opportunities appear elsewhere or for other reasons.

2.	Principal Risks. The section of the prospectuses entitled “Columbia Multi-Advisor International Equity Fund – Principal Risks” is modified by removing Real Estate Investment Trusts Risk, Convertible Securities Risk and Investing in Other Funds Risk and adding the following risks:

Geographic Concentration Risk – The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the Fund invests. The Fund may be more volatile than a more geographically diversified fund.

Pacific/Asia Regional Risk – The Pacific/Asia region consists of countries in the Pacific Basin, including Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand, among other countries within this region, and certain Fund investments in the region are thus particularly susceptible to risks in the region. Events in any one country within the region may impact other countries in the region or the Pacific/Asia region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in great volatility and losses. Countries within this region can be significantly affected by currency fluctuations and rapid changes in inflation and interest rates. Markets in the Pacific/Asia region can experience significant volatility due to social, regulatory and political uncertainties. In addition, changes in governmental policies in the region could significantly affect local markets in the region. Continued growth of economies and securities markets in the Pacific/Asia region will require sustained economic and fiscal discipline, as well as continued commitment to governmental reforms. Development also may be influenced by international economic conditions, particularly those in the United States and Japan, and by world demand for goods produced in countries in the Pacific/Asia region.

Special Situations Risk – Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

3.	Investment Subadviser and Portfolio Managers. The section of the prospectuses entitled “Columbia Multi-Advisor International Equity Fund – Investment Adviser and Portfolio Manager(s)” is modified by adding the following:

Investment Subadviser	Threadneedle Portfolio Manager

Threadneedle International Limited	Dan Ison
Co-manager. Service with the Fund since April 2011.

4.	Additional Information About Threadneedle. The section of the prospectuses entitled “Management of the Fund – Primary Service Providers” is modified by adding the following:

Threadneedle International Limited

Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of the Adviser, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. Threadneedle was founded in 1994 and has experience managing investment strategies covering equities, fixed income, real estate, asset allocation and alternatives.

Threadneedle Portfolio Manager

Dan Ison

Co-manager. Service with the Fund since April 2011.

Portfolio Manager and head of pan-European equities team of Threadneedle. Prior to joining Threadneedle in 2007, Mr. Ison was Partner/Director of Beaumont Capital/Schroders from 2001 to 2007. Mr. Ison began his investment career in 1994 and earned a B.A. from Oxford University.

Shareholders should retain this Supplement for future reference.

C-1261-1 A (2/11)